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                                                                   EXHIBIT 10.42


                                FOURTH AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT

               This fourth amendment to amended and restated credit agreement ("Amendment"), dated as of August 10, 2000, is made and entered into by and between REDHOOK ALE BREWERY, INCORPORATED, a Washington corporation ("Borrower"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, successor by merger to U. S. Bank of Washington, National Association ("U.S. Bank"). Words and phrases with initial capital letters have the meanings given to them in Article I of this Amendment.

                                R E C I T A L S :

               A. On or about June 5, 1995, U.S. Bank and Borrower entered into that certain amended and restated credit agreement (together with all amendments, supplements, exhibits, and modifications thereto, the "Credit Agreement"), whereby U.S. Bank agreed to make loans and advances of credit to Borrower on the terms and conditions set forth therein.

               B. Borrower and U.S. Bank have entered into three amendments to the Credit Agreement, dated as of July 25, 1996, September 15, 1997, and February 22, 1999, respectively, whereby U.S. Bank extended the Commitment Period of the Revolving Loan.

               C. Borrower and U.S. Bank have agreed to extend the Commitment Period to July 1, 2002. The purpose of this Amendment is to set forth the terms and conditions of U.S. Bank's and Borrower's agreements.

               NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties agree as follows:

                      ARTICLE I. DEFINITIONS AND AMENDMENT

               1.1 Defined Terms. As used in this Amendment, words and phrases with initial capital letters shall have the meanings given to them in the Credit Agreement, except as otherwise defined herein, or as the context otherwise requires.

               1.2 Modified and Additional Defined Terms. Section 1.1 of the Credit Agreement is modified to amend in their entirety (if presently defined in Section 1.1 of the Credit Agreement) or add (if not presently defined in Section
1.1 of the Credit Agreement) the following defined terms:

               "Fourth Amendment" means that certain fourth amendment to amended and restated credit agreement, dated as of August 10, 2000, by and between Borrower and U.S. Bank, and includes all amendments, supplements, exhibits, and modifications to the Fourth Amendment.

               1.3 Incorporation of Recitals and Exhibits. The foregoing recitals are incorporated into this Amendment by reference. All references to "Exhibits" contained herein


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are references to exhibits attached to this Amendment, the terms and conditions of which are made a part of this Amendment for all purposes.

               1.4 Amendment. The Credit Agreement and the other Loan Documents are hereby amended as set forth herein. Except as specifically provided herein, all of the terms and conditions of the Credit Agreement and each of the other Loan Documents and all amendments thereto shall remain in full force and effect throughout the terms of the Loans and any extensions or renewals thereof.

            ARTICLE II. REVOLVING LOAN AND ACQUISITION LOANS

               2.1 Revolving Loan. Article II of the Credit Agreement is hereby amended in its entirety to read as follows:

                       ARTICLE II. REVOLVING LOAN

               2.1 Revolving Loan Commitment. Subject to and upon the terms and conditions set forth herein and in reliance upon the representations, warranties, and covenants of Borrower contained herein or made pursuant hereto, U.S. Bank will advance funds to Borrower from time to time during the period ending on July 1, 2002 ("Commitment Period"), in an aggregate amount not exceeding at any one time $10,000,000, less the aggregate amount of all Acquisition Loans then outstanding ("Revolving Loan"). Borrower may borrow, repay without penalty or premium (except as provided in Section 4.12 hereof), and reborrow hereunder, either the full amount of the Revolving Loan or any lesser sum.

               2.2 Use of Proceeds. The proceeds of the Revolving Loan shall be used by Borrower for general corporate purposes, including financing of Capital Expenditures in accordance with the terms of this Agreement; provided that, and subject to the other limitations set forth in Articles VII and VIII of this Agreement, usage of the Revolving Loan for an acquisition of all or substantially all of the assets of a brewery or an investment in the capital stock of a brewery is limited to $10,000,000 per occurrence and $10,000,000 in the aggregate, without U.S. Bank's prior written consent. Notwithstanding anything to the contrary in this Section 2.2, Borrower shall not use any proceeds of the Revolving Loan to repay any Acquisition Loan.

               2.3 Renewal Revolving Note. Concurrently with the execution of this Amendment, Borrowing shall execute and deliver to U.S. Bank a renewal promissory note in the form attached hereto as Exhibit A ("Renewal Revolving Note"). The Renewal Revolving Note shall be made in substitution for, but not in payment of the renewal revolving note dated as of February 22 1999, which shall be marked "renewed" and retained by U.S. Bank until the Revolving Loan has been paid in full and U.S. Bank's commitment to make advances under the Revolving Loan has terminated. Upon execution of this Amendment, the Renewal Revolving Note shall be a "Revolving Note" for all purposes of the Credit Agreement and the other Loan Documents.


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               2.4 Revolving Loan Interest Rates. Subject to Section 4.9 herein,
        Borrower shall pay interest on the principal amount outstanding under the Revolving Loan from time to time at a per annum rate of interest equal to the applicable Prime Borrowing Rate for any Prime Rate Borrowing, and at the applicable LIBOR Borrowing Rate for any LIBOR Rate Borrowing, pursuant to the other terms and conditions hereof and subject to adjustment as set forth in Section 4.1 of this Agreement.

               2.5 Repayment of Revolving Loan.

               (a) Until the Revolving Loan shall have been paid in full, Borrower shall pay in arrears to U.S. Bank an amount equal to all accrued interest on the Revolving Loan on the first day of the first month following the initial advance under the Revolving Loan and on the same day of each month thereafter.

               (b) Borrower shall repay each advance that is in an amount of $100,000 or more within 120 days of its disbursement ("Borrowing Period"). Within the Borrowing Period, Borrower may repay any advance that was made in an amount of $100,000 or more by converting it to an Acquisition Loan as provided in Section 2.7 of this Agreement. Borrower shall pay U.S. Bank all outstanding principal, accrued interest, and other charges with respect to the Revolving Loan on July 1, 2002.

               2.6 Revolving Loan Fee. On July 1, 2001, Borrower shall pay U.S. Bank a nonrefundable fee of $25,000 for this Revolving Loan amendment.

               2.7 Acquisition Loans. Subject to and upon the terms and conditions set forth herein, and in reliance by U.S. Bank upon the representations, warranties, and covenants of Borrower contained herein or made pursuant hereto, Borrower may elect to convert any advance under the Revolving Loan to a term loan ("Acquisition Loan"), by giving U.S. Bank at least ten Business Days' written notice prior to the expiration of the Borrowing Period ("Conversion Notice"). The Conversion Notice shall state (a) the date and amount of the advance that Borrower has elected to convert to an Acquisition Loan; (b) the effective date of the conversion to an Acquisition Loan (which must be no later than the expiration of the Borrowing Period), and (c) an Amortization Term of up to 120 months for the requested Acquisition Loan. Borrower may elect to convert advances under the Revolving Loan to Acquisition Loans only so long as no Default or Event of Default exists and in amounts of not less than $100,000.

               2.8 Acquisition Notes. Each Acquisition Loan shall be evidenced by a promissory note substantially in the form attached to the Third Amendment as Exhibit B ("Acquisition Note"). Each Acquisition Note shall state the principal amount of the Acquisition Loan evidenced by the Acquisition Note, shall be dated as of the effective date of the Acquisition Loan, and shall provide for the Acquisition Note's maturity on the date five years after the date of the first required principal and interest payment.


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               2.9 Acquisition Loan Interest Rates. Subject to Section 4.9
        herein, Borrower shall pay interest from the date of the Acquisition Note on the principal amount thereof remaining unpaid from time to time at a per annum rate of interest equal to the applicable Prime Borrowing Rate for any Prime Rate Borrowing, and at the applicable LIBOR Borrowing Rate for any LIBOR Rate Borrowing, pursuant to the other terms and conditions hereof and subject to adjustment as set forth in Section 4.1 of this Agreement.

               2.10 Repayment of Acquisition Loans.

               (a) With respect to each Acquisition Loan, commencing on the first day of the first month following the date of the Acquisition Note evidencing such Loan, and continuing on the first day of each month thereafter, Borrower shall pay U.S. Bank all accrued interest on the principal balance of the Acquisition Loan.

               (b) With respect to each Acquisition Loan, in addition to the interest payments required in Section 2.10(a), Borrower shall make monthly payments of principal to U.S. Bank in 60 equal, consecutive installments of principal sufficient to repay the initial principal balance of such Acquisition Loan over the amortization period, not to exceed 120 months, that Borrower selected for the Acquisition Loan in its Conversion Notice ("Amortization Term"). Borrower's monthly principal payments with respect to each Acquisition Loan shall commence on the first day of the first month following the date of the Acquisition Note evidencing such Loan, and shall continue on the first day of each month thereafter.

               (c) Borrower shall pay U.S. Bank all outstanding principal, accrued interest, and other charges with respect to an Acquisition Loan on the date five years after the date of the first required principal and interest payment with respect to such Loan, whether or not and regardless of when made. Borrower understands and agrees that a substantial portion of the principal balance will be outstanding and unpaid on the maturity date of any Acquisition Loan for which Borrower has selected an Amortization Term of more than 60 months.

               2.11 Acquisition Loan Fee. Concurrently with Borrower's delivery of any Conversion Notice to U.S. Bank, Borrower shall pay a nonrefundable fee for the requested Acquisition Loan equal to 0.25 percent of the requested Acquisition Loan's principal balance.

                        ARTICLE III. CONDITIONS PRECEDENT

               U.S. Bank shall have no obligation to modify the terms of the Loans as provided in this Amendment unless the following conditions have been fulfilled to the satisfaction of U.S. Bank:


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               (a) U.S. Bank shall have received this Amendment and the Renewal
        Revolving Note, duly executed and delivered by Borrower.

               (b) All corporate proceedings of Borrower and its Subsidiaries shall be satisfactory in form and substance to U.S. Bank, and U.S. Bank shall have received all information and copies of all documents, including records of all corporate proceedings, that U.S. Bank has requested in connection therewith, such documents where appropriate to be certified by proper corporate authorities or Governmental Bodies.

               (c) There shall not then exist any Default or Event of Default hereunder as of the date hereof.

               (d) All representations and warranties of Borrower contained herein or made in writing in connection herewith shall be true and correct as of the date hereof.

                         ARTICLE IV. GENERAL PROVISIONS

               4.1 Representations and Warranties. Borrower hereby represents and warrants to U.S. Bank that, to the best knowledge and belief of Borrower, as of the date of this Amendment, there exists no Default or Event of Default. All representations and warranties of Borrower contained in the Credit Agreement and the other Loan Documents, or otherwise made in writing in connection therewith, are true and correct as of the date of this Amendment. Borrower acknowledges and agrees that all of Borrower's Indebtedness to U.S. Bank is payable without offset, defense, or counterclaim.

               4.2 Guaranties. The parties hereby acknowledge and agree that all guaranties now existing or hereafter obtained by U.S. Bank shall remain in full force and effect, are valid and enforceable in accordance with their terms, and are not subject to offset, defense, or counterclaim.

               4.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.

               4.4 STATUTORY NOTICE. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.


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               IN WITNESS WHEREOF, U.S. Bank and Borrower have caused this
Amendment to be duly executed by their respective duly authorized officers or agents as of the date first above written.

                                   REDHOOK ALE BREWERY, INCORPORATED

                                   By: /s/  David J. Mickelson
                                       David Mickelson,
                                       Executive Vice President

                                   U.S. BANK NATIONAL ASSOCIATION

                                   By: /s/  Kenneth D. Plank
                                       Kenneth D. Plank, Vice President


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               By execution of this Amendment, the undersigned Guarantor
approves of the changes to the Credit Agreement set forth herein, agrees to be bound by Section 4.2 herein, reaffirms its Guaranty, and acknowledges and agrees that its obligations under its Guaranty are not subject to any defense, offset, or counterclaim.

                                   REDHOOK OF NEW HAMPSHIRE, INC.

                                   By: /s/  David J. Mickelson
                                       David Mickelson,
                                       Executive Vice President


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                                    EXHIBIT A
          to Fourth Amendment to Amended and Restated Credit Agreement

                             RENEWAL REVOLVING NOTE

$10,000,000                                                      August 10, 2000

               For value received, the undersigned, REDHOOK ALE BREWERY, INCORPORATED, a Washington corporation ("Borrower"), promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION, successor by merger to U. S. Bank of Washington, National Association ("U.S. Bank"), at its principal place of business, at Post Office Box 5308, Portland, Oregon 97228-5308, or such other place or places as the holder hereof may designate in writing, the principal sum of Ten Million Dollars ($10,000,000) or so much thereof as advanced by U.S. Bank in lawful immediately available money of the United States of America, in accordance with the terms and conditions of that certain amended and restated credit agreement dated as of June 5, 1995, by and between Borrower and U.S. Bank (together with all supplements, exhibits, modifications, and amendments thereto, including the fourth amendment to amended and restated credit agreement ("Fourth Amendment") of even date herewith, the "Credit Agreement"). Borrower also promises to pay interest on the unpaid principal balance hereof, commencing as of the date hereof, in like money in accordance with the terms and conditions and at the rate or rates provided for in the Credit Agreement. All principal, interest, and other charges are due and payable in full on July 1, 2002.

               Borrower and all endorsers, sureties, and guarantors hereof jointly and severally waive presentment for payment, demand, notice of nonpayment, notice of protest, and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, dishonor, or enforcement of the payment of this Note except such notices as are specifically required by this Note or by the Credit Agreement, and they agree that the liability of each of them shall be unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver, or modification granted or consented to by U.S. Bank. Borrower and all endorsers, sureties, and guarantors hereof (1) consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by U.S. Bank with respect to the payment or other provisions of this Note and the Credit Agreement; (2) consent to the release of any property now or hereafter securing this Note with or without substitution; and
(3) agree that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to them and without affecting their liability hereunder.

               This Note is made in substitution for, but not in payment of, that certain renewal revolving note dated as of February 22, 1999, is the Renewal Revolving Note referred to in the Fourth Amendment, and is a "Revolving Note" for purposes of the Credit Agreement and as such is entitled to all of the benefits and obligations specified in the Credit Agreement, including but not limited to any Collateral and any conditions to making advances hereunder. This
Note is secured by the lien of the Deed of Trust encumbering real and personal property in King County, Washington, dated August 9, 1993, and recorded with the Division of Records and Elections of King County, Washington, on August 10, 1993, under recording No. 9308101757, to which


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reference is hereby made for a description of the nature and extent of the security provided thereby and the rights and limitations of rights of U.S. Bank and of Borrower in respect of such security. Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the repayment of this Note and the acceleration of the maturity hereof.

                                  REDHOOK ALE BREWERY, INCORPORATED

                                  By: /s/  David J. Mickelson
                                      David Mickelson, Executive Vice President


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                                   EXHIBIT B
          to Fourth Amendment to Amended and Restated Credit Agreement

                                ACQUISITION NOTE

$_________________                                        _______________, _____

               For value received, the undersigned, REDHOOK ALE BREWERY, INCORPORATED, a Washington corporation ("Borrower"), promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION ("U.S. Bank"), at Post Office Box 5308, Portland, Oregon 97228-5308, or such other place or places as the holder hereof may designate in writing, the principal sum of _______________ Dollars ($___________) in lawful immediately available money of the United States of America, in accordance with the terms and conditions of that certain amended and restated credit agreement dated as of June 5, 1995, by and between Borrower and U.S. Bank (together with all supplements, exhibits, modifications, and amendments thereto, including the third amendment to amended and restated credit agreement ("Fourth Amendment"), dated as of August __, 2000, the "Credit Agreement"). Borrower also promises to pay interest on the unpaid principal balance hereof, commencing as of the date hereof, in like money in accordance with the terms and conditions and at the rate or rates provided for in the Third Amendment and the Credit Agreement. All principal, interest, and other charges are due and payable in full on _____________, ____.

               Borrower and all endorsers, sureties, and guarantors hereof jointly and severally waive presentment for payment, demand, notice of nonpayment, notice of protest, and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, dishonor, or enforcement of the payment of this Note except such notices as are specifically required by this Note or by the Credit Agreement, and they agree that the liability of each of them shall be unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver, or modification granted or consented to by U.S. Bank. Borrower and all endorsers, sureties, and guarantors hereof (1) consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by U.S. Bank with respect to the payment or other provisions of this Note and the Credit Agreement; (2) consent to the release of any property now or hereafter securing this Note with or without substitution; and
(3) agree that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to them and without affecting their liability hereunder.

               This Note is one of the Acquisition Notes referred to in the Credit Agreement, is a "Note" for all purposes of the Credit Agreement and as such is entitled to all of the benefits and obligations specified in the Credit Agreement, including but not limited to any Collateral and any conditions to making advances hereunder. This Note is secured by the lien of the Deed of Trust encumbering real and personal property in King County, Washington, dated August 9, 1993, and recorded with the Division of Records and Elections of King County, Washington, on August 10, 1993, under recording No. 9308101757, to which reference is hereby made for a description of the nature and extent of the security provided thereby and the rights and limitations of rights of U.S. Bank and of Borrower in respect of such security. Terms defined in the Credit Agreement


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are used herein with the same meanings. Reference is made to the Credit
Agreement for provisions for the repayment of this Note and the acceleration of the maturity hereof.

                                            REDHOOK ALE BREWERY, INCORPORATED

                                            By:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------


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